UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                December 28, 2006


                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                   offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 28, 2006, United States Steel Corporation (U. S. Steel) issued a press release announcing that it has successfully completed its cash tender offer and consent solicitation for its 10-3/4% Senior Notes due August 1, 2008. On January 2, 2007, U. S. Steel issued a press release announcing that it has successfully completed the redemption of its 10% Senior Quarterly Income Debt Securities due 2031. Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

     99.1. Press Release - "U. S. Steel Announces Completion of Tender Offer and Consent Solicitation for 10-3/4% Senior Notes due August 1, 2008"

     99.2. Press Release - U. S. Steel Announces Completion of 10% Senior Quarterly Income Debt Securities due 2031 Redemption"

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Vice President & Controller



Dated:  January 3, 2007